72402867v1 CITIZENS COMMUNITY BANCORP, INC. LONG-TERM INCENTIVE PLAN AWARD AGREEMENT FOR PERFORMANCE-BASED RESTRICTED SHARES Award Date: ___________________ RS No. ______ I. The Award and the Plan. As of the Award Date set forth above (the “Award Date”), Citizens Community Bancorp, Inc. (the “Company”) grants to _____________________ (“you”) the award (the “Award”) stated in this Long-Term Incentive Plan Award Agreement (this “Agreement”). The Award consists of Share Units representing a commitment to issue you Shares of the Company upon achievement of the Performance Criteria, as defined in the Appendix (the “Performance-Based Restricted Shares”), on the terms and conditions contained in this Agreement and the Citizens Community Bancorp, Inc. 2018 Equity Incentive Plan (the “Plan”). II. Terms of Performance-Based Restricted Share Grants. 2.1 Performance-Based Restricted Shares. The commitment to issue you Shares of the Company upon achievement of the Performance Criteria with respect to the Performance-Based Restricted Shares shall be based on a Target number of Shares. The Target number of Shares pursuant to this Award of Performance- Based Restricted Shares is __________ Shares. The number of Shares actually issued to you, if any, upon achievement of the Performance Criteria shall be as provided in the Appendix. Upon expiration of the Performance Period, the Compensation Committee (the “Committee”) will determine in its sole discretion whether the Performance Criteria has been met. To the extent the Performance Criteria has been met, Shares of the Company will be deemed to be earned by you, and the applicable number of Shares will be delivered to you within 30 days after the Committee makes such determination. The foregoing provisions of this Section 2.1 notwithstanding, upon the occurrence of a Change of Control, the Committee will determine whether and to what extent the Performance Criteria has been attained through the date of such Change of Control, and you will be deemed to have earned the greater of (i) such number of Shares as would have been earned based on the attainment of Target performance under the Performance Criteria or (ii) such number of Shares as would be earned based on the actual Performance Criteria attained as so determined by the Committee. You may not sell, assign, pledge or otherwise transfer any rights to Performance-Based Restricted Shares prior to the expiration of the Performance Period, or prior to the issuance of any Shares earned during the Performance Period, other than by will or the laws of descent and distribution. 2.2 Effect of Disability, Death or other Termination of Employment on Performance-Based Restricted Shares. Your employment with the Company may be terminated by your employer at any time for any reason (with or without advance notice). (a) Except as provided in (b) below, if your employment with the Company is terminated before the end of the Performance Period, for any reason, your Exhibit 10.12

72402867v1 2 rights to all unearned Performance-Based Restricted Shares will be forfeited. (b) If your employment with the Company is terminated by reason of your death or Disability, to the extent the Performance Criteria has been met as of such date, you will be entitled to a pro-rated amount of Shares of the Company. The pro-rated portion will equal a fraction of such earned Shares, the numerator of which is the number of days during the Performance Period you were employed through the date of termination of employment and the denominator of which is 1,095. The Shares will be delivered to you within 30 days after approval of the Performance Criteria. 2.3 Limitation of Rights Regarding Shares. You will not have any rights in any Performance Based Restricted Shares prior to the expiration of the Performance Period, and prior to the issuance of any Shares earned during the Performance Period. 2.4 Income Taxes. Upon the issuance of any earned Shares relating to Performance- Based Restricted Shares, except as otherwise agreed, the Company will withhold from such Shares a number of Shares having a Fair Market Value equal to the amount of all applicable taxes required by the Company to be withheld upon the issuance of Shares earned relating to Performance-Based Restricted Shares. III. Restrictive Covenants. 3.1 Basis for Restrictions. You acknowledge and agree that the Company’s business, technical, and customer information is established and maintained at great expense to the Company and is of significant value to the Company, and that by virtue of employment with the Company, you will have information pertaining to, unique and extensive exposure to, and personal contact with, the Company’s business, technical and customer information which would enable you to compete unfairly with the Company. As a result, and in consideration of the Company’s grant and your acceptance of the Award set forth herein, you acknowledge and agree that the restrictions set forth in this Section III are necessary and enforceable to protect the Company’s business. 3.2 Confidential Information. For purposes of this Agreement, “Confidential Information” means information disclosed to you or known by you as a result of or as disclosed in the course of your employment with the Company which is not generally known to the public pertaining to the Company’s business, including, but not limited to, operations, contracts, customers, customer lists, proposals, research and development, procedures and protocols, operating models, financial information, pricing, price lists, marketing methods, strategic planning information, information stored in or developed for use with Company’s computer systems, insurance plans, risk management information, or marketing programs, and third-party information that the Company may learn from its customers or clients. Confidential Information shall include any such information developed or created by you if the information was developed or created by you while executing your duties for the Company or if the information was developed or created by you based upon any Confidential Information that you learned by

72402867v1 3 virtue of your employment with the Company. Confidential Information shall not include any information that you can demonstrate is in the public domain by means other than disclosure by you, but shall include non-public compilations, combinations, or analyses of otherwise public information. 3.3 Non-Disclosure or Use of Confidential Information. For as long as you shall remain employed by the Company, and after termination of employment with the Company for any reason, you shall not directly or indirectly, under any circumstances, communicate or disclose to any person, firm, association, corporation, company or any other third party, or use for your own benefit or the benefit of any person or entity other than the Company, any Confidential Information, and you will keep secret and in strict confidence and hold inviolate said Confidential Information. You further agree not to disclose to others or use at any time after the termination of your employment with the Company any Confidential Information that constitutes and remains a trade secret under the Wisconsin Trade Secrets Act, as amended (Section 134.90 Wis. Stats.), any Confidential Information that the Company received from a third party and continues to hold in confidence, and any Confidential Information that you are otherwise prohibited by law from disclosing to others or using. The prohibitions of this paragraph do not apply to Confidential Information after it has become generally known and/or in the public domain through no fault of yours. The prohibitions of this paragraph also do not prohibit use of your general skills and knowledge acquired during and prior to your employment by the Company, as long as such use does not involve the use or disclosure of Confidential Information. 3.4 Defend Trade Secrets Act. You understand that if you breach the provisions of Section 3.3 above, you may be liable to the Company under the Defend Trade Secrets Act of 2016 (“DTSA”). You further understand that by providing you with the following notice, the Company may recover from you its attorney fees and exemplary damages if it brings a successful claim against you under the DTSA: Under the federal Defend Trade Secrets Act of 2016, you shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made: (a)(i) in confidence to a federal, state, or local governmental official, either directly or indirectly, or to an attorney and (ii) solely for the purpose of reporting or investigating a suspected violation of law or (b) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Without limiting the foregoing, if you file a lawsuit for retaliation by the Company for reporting a suspected violation of law, you may disclose the trade secret to your attorney and use the trade secret information in the court proceeding, if you (i) file any document containing the trade secret under seal and (ii) do not disclose the trade secret, except pursuant to court order. 3.5 Non-Solicitation of Customers. During your employment, and for a period of twelve (12) months following the termination of your employment with the Company for any reason, you shall not, directly or indirectly canvas, contact, reply to, or solicit any “Active Customer” (as defined below) of the Company for the purpose of selling, offering or providing products or services which are the same as or substantially similar to the products or services provided by the Company at any time during the “Reference Period” (as defined below). “Active

72402867v1 4 Customer” shall mean any person or entity which, within the 12-month period prior to the termination of your employment with the Company (the “Reference Period”), received any products or services supplied by or on behalf of the Company; provided, however, “Active Customer” shall be further limited to those customers of the Company: (i) with whom you had material business contact as an employee of the Company during the Reference Period; (ii) whose dealings with the Company were coordinated or supervised, in whole or in part, by you during the Reference Period; or (iii) about whom you obtained Special Knowledge (as defined below) as a result of your position with the Company during the Reference Period. “Special Knowledge” means Confidential Information that is used, possessed or acquired by or developed for the Company in the course of soliciting, selling to or servicing a customer, including, but not limited to, existing or proposed bids, pricing and cost information, margins, negotiation strategies, sales strategies and information generated for customer engagements. 3.6 Non-Solicitation of Company Personnel. During your employment and for a further period of twelve (12) months beginning on the termination of your employment with the Company for any reason, you agree that you shall not, directly or indirectly, solicit, encourage or induce any employee, consultant, contractor, or other agent of the Company with whom you had substantial contact during the Reference Period and who has knowledge of Confidential Information to terminate a relationship (employment or otherwise), or breach any agreement with the Company. 3.7 Severability and Blue Penciling. To the extent that any provision of this Section III shall be determined to be invalid or unenforceable as written, the validity and enforceability of the remainder of such provision and of this Agreement shall be unaffected. If, at the time of enforcement of the covenants contained in this Section III (collectively, the “Restrictive Covenants”), a court shall hold that the duration, scope or area restrictions stated are unreasonable under circumstances then existing, you and the Company agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the Restrictive Covenants to cover the maximum duration, scope and area permitted by law. 3.8 Reasonable and Necessary. You have had the opportunity to consult with your own legal counsel regarding the Restrictive Covenants and agree that the Restrictive Covenants are reasonable in terms of duration, scope and area restrictions and are necessary to protect the goodwill of the Company’s businesses and agree not to challenge the validity or enforceability of the Restrictive Covenants. You agree that the provisions of this Section III are an essential inducement to the Company to enter into this Agreement and they are in addition to, rather than in lieu of, any similar or related covenants with the Company to which you may be bound. 3.9 Remedies. If you breach, or threaten to commit a breach of any of the Restrictive Covenants, the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally

72402867v1 5 enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity: (a) The right and remedy to immediately cancel, and you would thereby forfeit, any unearned Performance-Based Restricted Shares awarded under this Agreement; and (b) The right and remedy to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Company and that money damages would not provide an adequate remedy to the Company; and (c) The right and remedy to require you to account for and pay over to the Company any profits, monies or other benefits derived or received by you as the result of any transactions constituting a breach of the Restrictive Covenants; and (d) The right to payment from you of the Company’s costs and reasonable attorney fees incurred in successfully enforcing the Restrictive Covenants. 3.10 Survival. Notwithstanding any termination of this Agreement or your employment with the Company, whether or not any Performance-Based Restricted Shares have been earned, you shall remain bound by the provisions of Section III of this Agreement which specifically relate to periods, activities or obligations upon or subsequent to the termination of your employment. IV. General Terms and Conditions. 4.1 Employment. This Agreement does not guarantee your continued employment nor alter the right of the Company to terminate your employment at any time. 4.2 Terms of Plan. This Award is granted pursuant to the Plan and is subject to its terms. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of any conflict between the provisions of this Agreement and the Plan, the provisions of the Plan will govern. All determinations and interpretations made in the discretion of the Committee shall be binding and conclusive upon you and your legal representatives with regard to any question arising hereunder or under the Plan. By your acceptance of this Award, you acknowledge receipt of a copy of the Plan and your agreement to the terms and conditions of the Plan and this Agreement. 4.3 Capitalized Terms. Capitalized terms not defined in the body of this Agreement are defined in the Plan. Except as otherwise stated, all references to “Sections” or “Articles” refer to Sections or Articles of this Agreement. 4.4 Governing Law. This Agreement is governed by the laws of the State of Wisconsin, without regard to the conflict of law provisions. 4.5 Certificates for Shares. The Company may issue stock certificates or evidence your interest in any Shares by using a restricted book entry account with the

72402867v1 6 Company’s transfer agent. The Company shall hold any certificates for your benefit until the Shares represented thereby become vested. Any certificate(s) or other document(s) delivered to you may bear a legend indicating restrictions on transferability of the Shares pursuant to this Agreement and the Plan or any other restrictions that the Committee may deem advisable. 4.6 Adjustments. If any change is made to the outstanding common stock or the capital structure of the Company, the number and class of Shares covered by this Agreement and the terms and conditions of this Agreement shall be appropriately adjusted in any manner as contemplated by the Plan by the Committee, whose determination shall be conclusive. 4.7 Amendment. The Committee may waive any conditions of or rights of the Company or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision hereof which may adversely affect you without your (or your legal representative’s) written consent. 4.8 Insider Trading Policy Acknowledgement. You hereby acknowledge that you have received, or have had access to, the Company’s Insider Trading Policy. You acknowledge, agree and understand that any purchase or sale of Shares, or any attempted sale or transfer of the Shares, are subject to and governed by the provisions of the Insider Trading Policy. By executing this Agreement or accepting this award, you agree to abide by and follow such the terms of the Insider Trading Policy. 4.9 Entire Agreement. This Agreement, together with the Plan, constitute the entire agreement relating to the subject matter hereof and supersede all previous and contemporaneous communications, agreements and understandings between you, on the one hand, and the Company or any of its affiliates, on the other hand. 4.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

IN WITNESS WHEREOF, the parties hereto have caused this Award Agreement to be executed as of the date first above written. CITIZENS COMMUNITY BANCORP, INC. By: ________________________________ Name: Title: ACCEPTED: By: ________________________________ Name: _________________________________ (Street Address) _________________________________ (City, State and Zip Code)

72402867v1 8 APPENDIX PERFORMANCE-BASED RESTRICTED SHARES 1. Performance Criteria; Performance Period; Performance Shares Earned. The number of performance shares that may be earned under this Award is based on the attainment of the following performance criteria (the “Performance Criteria”): The performance of the Company, as determined by Return on Average Equity (ROAE), over the period commencing on ________________ and ending on ____________________ (except as set forth in the Agreement to which this Appendix is attached) (the “Performance Period”). The number of performance shares that may be earned under this Award are as follows: Performance Level Performance Achieved Number of Shares Earned Below Threshold Less than 6.26% for the Performance Period 0 Shares At Threshold 6.26% for the Performance Period 50% of Target Number of Shares At Target 7.83% for the Performance Period 100% of Target Number of Shares At Maximum 9.40% for the Performance Period 150% of Target Number of Shares The number of performance shares earned will be interpolated on a linear basis for performance between Threshold and Target and between Target and Maximum. 2. No Guaranteed Payout. The minimum number of shares which may be earned is zero and the maximum number of shares which may be earned is 150% of the Target number of Performance Shares. There is no minimum number of shares or other consideration that will be paid out, and no shares will be earned if the performance achieved is below threshold for the Performance Period.